UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05012

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip code)

J. Kevin Gao, Esq. Credit Suisse Asset Management Income Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2007 to December 31, 2007

Item 1. Reports to Stockholders.

Credit Suisse Asset Management
Income Fund, Inc.
Eleven Madison Avenue
New York, NY 10010

Directors

Enrique R. Arzac

Chairman of the Board

Terry Fires Bovarnick

James Cattano

Lawrence J. Fox

Lawrence D. Haber

Steven Rappaport

Officers

Lawrence D. Haber

Chief Executive Officer and President

Martha B. Metcalf

Chief Investment Officer

J. Kevin Gao

Chief Legal Officer, Senior Vice President
and Secretary

Emidio Morizio

Chief Compliance Officer

Michael A. Pignataro

Chief Financial Officer

Robert Rizza

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Legal Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
100 East Pratt St.
Baltimore, MD 21202

Credit Suisse Asset Management
Income Fund, Inc.

ANNUAL REPORT
December 31, 2007

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser's Report

December 31, 2007 (unaudited)

February 22, 2008

Dear Shareholder:

Performance Summary

1/1/07 – 12/31/07

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	1.59%
Total Return (based on market value)[1]	-11.32%
Merrill Lynch US High Yield Master II Constrained Index[2]	2.53%

Market Review: Credit fundamentals remain sound

Although the high yield market posted positive returns for the 12 months ended December 2007, the period was one of contrasts. Initially, a solid economic backdrop, strong credit fundamentals, and growing demand for yield all contributed to the market's strength. However, concerns over sub-prime mortgages, tougher credit conditions, and shelved leveraged buyout deals weighed heavily on the market during the summer months, resulting in a significant sell off. Finally, in response to the Federal Reserve's reduction in interest rates, the market rallied considerably and liquidity improved along with the pace of the new issue volume. More recently, momentum has again slowed amidst liquidity headlines and their potential to cause additional market volatility.

All told, the Merrill Lynch US High Yield Master II Constrained Index benchmark posted a return of 2.53% for the year. Lower rated securities lagged the broader market with a return of .43%, while higher quality BB and B outperformed, returning 3.25% and 3.58%, respectively. The average yield spread between high yield bonds and Treasury securities widened 284 basis points to +587 after reaching historical lows (+252) in June.

Against this more volatile backdrop, credit fundamentals (apart from the homebuilding sector) have remained sound. Defaults, reported by Moody's Investor Services at 0.85% for December, continue to hover near ten-year lows. However, Merrill Lynch's Distress Ratio continues to rise and, at 8.7% in December, points to rising defaults in 2008.

While progress was made on the new issue calendar during the fourth quarter, technical concerns relating to approximately $230 billion supply of bonds and loans continue to weigh on the market.

Strategic Review and Market Outlook: Expecting volatile earnings and slower growth

For the annual period ended December 31, 2007, the Fund returned 1.59% based on net asset value, as compared to 2.53% for the Merrill Lynch US High Yield Master II Constrained Index. Leading contributors to performance included an overweight to B rated securities, and underweights to finance, banks and real estate development. Additionally, superior sector and security selection in diversified capital goods, printing-publishing, media-cable, and integrated telecommunications also contributed to performance. The leading detractors from performance included exposure to CCC rated securities, as well as holdings in restaurants, autos, and homebuilders.

In addition to core holdings in the more defensive industries (healthcare, energy, and utilities), we remain relatively constructive on several issuers in the industrial space — particularly those with international end markets. In contrast, given the high energy prices and weak housing data, we are cautious with respect to consumer-driven industries and have sought to limit exposures to those sectors. On the ratings front, we have been adding to positions in higher quality credits and using periods of market strength to pare back exposures in riskier names.

In our opinion, the risk of sub-prime contagion to other sectors of the economy still remains and will be the primary driver of performance in 2008. While we still view the recent market weakness as mainly liquidity-driven,

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser's Report (continued)

December 31, 2007 (unaudited)

the longer this environment persists, the more likely it is to impact fundamentals. Balance sheets are strong and credit fundamentals, outside of the housing sector, appear intact. We believe, however, that earnings are likely to be volatile and growth will be slower in the year ahead. Furthermore, while new issuance has been well-received and we expect the new issue calendar to be well-managed, the continuing supply overhang may cap returns in the near-term. Consequently, portfolio strategy will be opportunistic in nature — paring back riskier issuers where possible, adding selectively to higher quality credits in the secondary market, and taking advantage of new issue opportunities in the coming months.

Martha Metcalf Chief Investment Officer*	Lawrence D. Haber Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging-market investments. The Fund may include a greater degree of risk than other funds that invest in larger, more-developed markets.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

  *  Martha B. Metcalf is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and head of the U.S. High Yield Management Team. She has served in these capacities since 2005. As of November 2005, she is primarily responsible for the management of the Fund's assets. From 2000 until 2005, she was a Managing Director and Portfolio Manager of Global High Yield bonds, and head of a global high yield business with responsibility for total return, as well as structured portfolios at Invesco. Prior to her tenure at Invesco, Ms. Metcalf served for over 10 years at JPMorgan Investment Management, where she was Vice President and Portfolio Manager for High Yield Corporate bonds.

  **  Lawrence D. Haber is a Managing Director and Chief Operating Officer of the Asset Management Division of Credit Suisse and a Member of the Asset Management Division's Management Committee. Mr. Haber has been associated with Credit Suisse since 2003. Previously, he was Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

1  Assuming reinvestment of dividends of $0.33 per share.

2  The Merrill Lynch US High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds issued in the U.S. domestic market. Any individual issuer is capped at 2%. Investors cannot invest directly in an index.

Credit Suisse Asset Management Income Fund, Inc.
Notice to Shareholders (unaudited)

At the time the Credit Suisse Asset Management Income Fund, Inc. (the "Fund") commenced operations in 1987, the Prospectus did not contemplate the Fund's investment in loans, including participations in loans. Credit Suisse recommended to the Fund's Board, and the Board approved that the ability to invest in loans may assist in achieving the Fund's investment objective. Effective March 1, 2008 the Fund may, in the discretion of its portfolio managers, invest in loans and loan participations (collectively, "Loans"), including senior secured floating rate Loans ("Senior Loans"), "second lien" secured floating rate Loans ("Second Lien Loans"), and other types of secured Loans with fixed and variable interest rates.

SENIOR LOANS

Senior Loans are floating rate Loans made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans are generally used to, among other things, finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other general corporate purposes. Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major U.S. banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

The Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

Senior Loans in which the Fund will invest may not be rated by a nationally recognized statistical ratings organization ("NRSRO"), may not be registered with the Securities and Exchange Commission (the "SEC") or any state securities commission, and may not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, Credit Suisse will consider, and may rely in part, on analyses performed by others.

Credit Suisse Asset Management Income Fund, Inc.
Notice to Shareholders (unaudited) (continued)

Borrowers may have outstanding debt obligations that are rated below investment grade by a NRSRO. Many of the Senior Loans held by the Fund will have been assigned ratings below investment grade by a NRSRO. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. The Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of a borrower. In this evaluation, Credit Suisse will take into consideration, among other things, the borrower's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the borrower's management and regulatory matters.

No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the Fund's net asset value. During periods of limited demand and liquidity for Senior Loans, the Fund's net asset value may be adversely affected.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans tends to be substantially less sensitive to changes in market interest rates than fixed-rate instruments. Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in the Fund's net asset value.

Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's net asset value.

Senior Loan Assignments and Participations. The Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy part of a loan, becoming a part lender. The Fund may also purchase participations in the original syndicate making Senior Loans. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by Credit Suisse to be creditworthy.

Senior Loan Valuation. Credit Suisse will use an independent pricing service approved by the Fund's Board to value most Senior Loans held. Credit Suisse may use the fair value method to value Senior Loans if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value.

Senior Loans Risk. The risks associated with Senior Loans of below investment grade quality are similar to the risks of bonds rated below investment grade, although Senior Loans are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured. Senior Loans' higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than below-investment-grade rated bonds. The Fund's investments in Senior Loans are expected to be below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan's value.

Credit Suisse Asset Management Income Fund, Inc.
Notice to Shareholders (unaudited) (continued)

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Adverse market conditions may impair the liquidity of some actively traded Loans.

SECOND LIEN AND OTHER SECURED LOANS

Second Lien Loans are Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

The Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans. Such secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes, and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower. Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured Loans may have fixed or adjustable floating rate interest payments. Because other secured Loans rank in payment order behind Senior Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

Second Lien Loans and other secured Loans generally are of below investment grade quality. Other than their subordinated status, Second Lien Loans and other secured Loans have many characteristics similar to Senior Loans discussed above. As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans and other secured Loans through assignments or participations.

Risks of Second Lien Loans and Other Secured Loans. Second Lien Loans and other secured Loans are subject to the same risks associated with investment in Senior Loans and bonds rated below investment grade. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, and other secured Loans rank lower in right of payment to Second Lien Loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower. Second Lien Loans and other secured Loans are also expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans and other secured Loans, which would create greater credit risk exposure.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser's Report (continued)

December 31, 2007 (unaudited)

Top Ten Holdings

(% of net assets as of 12/31/07)

Security Description

1.	HCA, Inc. 6.500% 02/15/16	1.34%
2.	Texas Competitive Electric Holdings Co. 10.250% 11/01/15	1.04%
3.	General Motors Corp. 7.125% 07/15/13	0.99%
4.	SunGard Data Systems, Inc. 10.250% 08/15/15	0.89%
5.	General Motors Corp. 5.625% 05/15/09	0.79%
6.	Chesapeake Energy Corp. 6.875% 01/15/16	0.79%
7.	Smurfit-Stone Container 8.375% 07/01/12	0.76%
8.	Intelsat, Ltd. 11.250% 06/15/16	0.72%
9.	Ford Motor Credit Co. 7.000% 10/01/13	0.71%
10.	R.H. Donnelley Corp. 6.875% 01/15/13	0.71%

Credit Quality Breakdown

(% of total investments as of 12/31/07)

S&P Ratings

BBB	0.4%
BB	14.5
B	49.6
CCC	30.1
CC	0.7
NR	4.3
Subtotal	99.6
Equities and Other	0.4
Total	100.0%

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments

December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS (86.0%)
Aerospace & Defense (1.3%)
$275	DRS Technologies, Inc., Company Guaranteed Notes (Callable 02/01/11 @ $103.81)	(B , B3)	02/01/18	7.625	$279,813
125	DRS Technologies, Inc., Global Senior Subordinated Notes (Callable 11/01/08 @ $103.44)	(B , B3)	11/01/13	6.875	125,000
200	Hawker Beechcraft Acquisition Co., Rule 144A, Senior Notes (Callable 04/01/11 @ $104.25) ‡	(B- , B3)	04/01/15	8.500	200,500
375	Hawker Beechcraft Acquisition Co., Rule 144A, Senior Notes (Callable 04/01/11 @ $104.44) ‡	(B- , B3)	04/01/15	8.875	372,188
775	Hawker Beechcraft Acquisition Co., Rule 144A, Senior Subordinated Notes (Callable 04/01/12 @ $104.88) ‡	(B- , Caa1)	04/01/17	9.750	773,062
525	L-3 Communications Corp., Global Senior Subordinated Notes (Callable 01/15/10 @ $102.94)	(BB+ , Ba3)	01/15/15	5.875	509,250
400	TransDigm, Inc., Global Company Guaranteed Notes (Callable 07/15/09 @ $105.81)	(B- , B3)	07/15/14	7.750	408,000
					2,667,813
Agriculture (0.4%)
825	Southern States Cooperative, Inc., Rule 144A, Senior Notes (Callable 11/01/08 @ $104.00) #	(B , Caa1)	11/01/10	11.000	862,125
Auto Loans (4.0%)
750	Ford Motor Credit Co. LLC, Global Notes	(B , B1)	06/15/10	7.875	692,372
1,300	Ford Motor Credit Co. LLC, Senior Unsecured Notes	(B , B1)	12/15/16	8.000	1,105,894
1,725	Ford Motor Credit Co., Global Notes	(B , B1)	10/01/13	7.000	1,442,662
650	Ford Motor Credit Co., Notes	(B , B1)	06/16/08	6.625	640,599
425	Ford Motor Credit Co., Senior Notes	(B , B1)	08/10/11	9.875	402,271
1,700	General Motors Acceptance Corp., Global Notes	(BB+ , Ba3)	05/15/09	5.625	1,604,401
1,480	General Motors Acceptance Corp., Global Notes	(BB+ , Ba3)	12/01/14	6.750	1,195,241
850	GMAC LLC, Senior Unsubordinated Notes	(BB+ , Ba3)	12/15/11	6.000	713,475
250	Navios Maritime Holdings, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $104.75)	(B+ , B3)	12/15/14	9.500	256,875
					8,053,790
Auto Parts & Equipment (2.1%)
275	Altra Industrial Motion, Inc., Global Secured Notes (Callable 02/01/08 @ $104.50)	(B , B2)	12/01/11	9.000	280,500
650	Altra Industrial Motion, Inc., Global Secured Notes (Callable 12/01/08 @ $104.50) #	(B , B2)	12/01/11	9.000	663,000
500	American Axle & Manufacturing, Inc., Company Guaranteed Notes (Callable 03/01/12 @ $103.94)	(BB , Ba3)	03/01/17	7.875	453,750
800	American Tire Distributors Holdings, Inc., Global Senior Notes (Callable 04/01/09 @ $105.38)	(CCC+ , Caa1)	04/01/13	10.750	788,000
812	Goodyear Tire & Rubber Co., Global Senior Notes (Callable 07/01/10 @ $104.50)	(B , Ba3)	07/01/15	9.000	864,780
17	Goodyear Tire & Rubber Co., Global Senior Notes (Callable 12/01/09 @ $104.31)	(B , Ba3)	12/01/11	8.625	17,807
450	Keystone Automotive Operations, Inc., Global Senior Subordinated Notes (Callable 11/01/08 @ $104.88)	(CCC , Caa2)	11/01/13	9.750	333,000
450	Lear Corp., Series B, Global Company Guaranteed Notes (Callable 12/01/10 @ $104.25)	(B- , B3)	12/01/13	8.500	420,750
600	Visteon Corp., Global Senior Notes	(CCC+ , Caa2)	08/01/10	8.250	534,000
					4,355,587
Automotive (2.1%)
1,210	Ford Motor Co., Global Notes	(CCC+ , Caa1)	07/16/31	7.450	904,475
1,750	General Motors Corp., Global Debentures §	(B- , Caa1)	07/15/33	8.375	1,417,500
2,300	General Motors Corp., Global Senior Notes	(B- , Caa1)	07/15/13	7.125	2,001,000
					4,322,975
Beverages (0.4%)
275	Constellation Brands, Inc.	(BB- , Ba3)	12/15/14	8.375	277,063
525	Constellation Brands, Inc., Company Guaranteed Notes	(BB- , Ba3)	09/01/16	7.250	494,812
					771,875
Brokerage (0.2%)
175	E*TRADE Financial Corp., Global Senior Notes (Callable 06/15/08 @ $104.00)	(B , Ba3)	06/15/11	8.000	152,688
315	E*TRADE Financial Corp., Senior Unsecured Notes (Callable 12/01/10 @ $103.94)	(B , Ba3)	12/01/15	7.875	241,762
					394,450
Building & Construction (1.2%)
900	Ashton Woods USA/Finance, Global Company Guaranteed Notes (Callable 10/01/10 @ $104.75)	(B- , Caa2)	10/01/15	9.500	580,500
500	K Hovnanian Enterprises, Inc., Global Company Guaranteed Notes	(B+ , B2)	01/15/16	6.250	342,500
600	KB Home, Senior Notes §	(BB+ , Ba1)	06/15/15	6.250	525,000
625	Standard Pacific Corp., Global Senior Notes §	(BB- , Ba3)	08/15/15	7.000	415,625

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Building & Construction
$425	WCI Communities, Inc., Global Company Guaranteed Notes (Callable 03/15/10 @ $103.31)	(CC , Caa3)	03/15/15	6.625	$221,000
250	William Lyon Homes, Inc., Global Senior Notes (Callable 02/15/09 @ $103.75)	(B- , Caa2)	02/15/14	7.500	151,250
500	William Lyon Homes, Inc., Global Senior Notes (Callable 12/15/08 @ $103.81)	(B , Caa2)	12/15/12	7.625	300,000
					2,535,875
Building Materials (3.7%)
750	Associated Materials, Inc., Global Senior Discount Notes (Callable 03/01/09 @ $105.63) §+	(CCC , Caa2)	03/01/14	0.000	483,750
825	Building Materials Corp., Global Company Guaranteed Notes (Callable 08/01/09 @ $103.88) §	(BB- , B2)	08/01/14	7.750	635,250
1,000	Coleman Cable, Inc., Global Company Guaranteed Notes (Callable 10/01/08 @ $104.94)	(B , B2)	10/01/12	9.875	942,500
750	CPG International I, Inc., Global Senior Notes (Callable 07/01/09 @ $105.25)	(B- , B3)	07/01/13	10.500	712,500
300	Dayton Superior Corp., Company Guaranteed Notes (Callable 06/15/08 @ $100.00)	(CCC+ , Caa1)	06/15/09	13.000	280,500
500	Dayton Superior Corp., Global Company Guaranteed Notes (Callable 06/15/08 @ $100.00)	(B , B1)	09/15/08	10.750	515,625
375	General Cable Corp., Global Company Guaranteed Notes (Callable 04/01/09 @ $102.00) #	(B+ , B1)	04/01/15	7.606	358,125
725	Goodman Global Holding Company, Inc., Global Senior Subordinated Notes (Callable 12/15/08 @ $103.94)	(B- , B3)	12/15/12	7.875	750,375
400	Interface, Inc., Global Senior Subordinated Notes (Callable 02/01/09 @ $104.75)	(B- , B3)	02/01/14	9.500	420,000
325	Norcraft Companies, Global Senior Subordinated Notes (Callable 11/01/08 @ $102.25)	(B- , B1)	11/01/11	9.000	331,500
250	Norcraft Holdings, Global Senior Discount Notes (Callable 09/01/08 @ $104.88) +	(B- , B3)	09/01/12	0.000	226,250
700	Nortek, Inc., Global Senior Subordinated Notes (Callable 09/01/09 @ $104.25)	(CCC+ , B3)	09/01/14	8.500	563,500
750	NTK Holdings, Inc., Global Senior Discount Notes (Callable 09/01/09 @ $105.38) §+	(CCC+ , Caa1)	03/01/14	0.000	442,500
1,025	Ply Gem Industries, Inc., Global Senior Subordinated Notes (Callable 02/15/08 @ $104.50) §	(CCC+ , Caa1)	02/15/12	9.000	799,500
					7,461,875
Chemicals (2.4%)
925	Chemtura Corp., Company Guaranteed Notes	(BB+ , Ba2)	06/01/16	6.875	874,125
650	KI Holdings, Inc., Global Senior Discount Notes (Callable 11/15/09 @ $104.94) #	(B- , B3)	11/15/14	0.000	549,250
625	Momentive Performance Materials, Inc., Rule 144A, Senior Subordinated Notes (Callable 12/01/11 @ $105.75)	(CCC+ , Caa2)	12/01/16	11.500	543,750
575	Momentive Performance, Rule 144A, Company Guaranteed Notes (Callable 12/01/10 @ $104.88) ‡	(B- , B3)	12/01/14	9.750	531,875
800	Nalco Finance Holdings, Inc., Global Senior Notes (Callable 02/01/09 @ $104.50) #	(B- , B3)	02/01/14	0.000	740,000
250	PolyOne Corp., Senior Notes	(B+ , B1)	05/01/12	8.875	255,625
600	Reichhold Industries, Inc., Rule 144A, Senior Notes (Callable 08/15/10 @ $104.50) ‡	(BB- , B2)	08/15/14	9.000	600,000
725	Terra Capital, Inc., Series B, Global Company Guaranteed Notes (Callable 02/01/12 @ $103.50)	(BB- , B1)	02/01/17	7.000	712,312
					4,806,937
Computer Hardware (0.2%)
500	Activant Solutions, Inc., Global Company Guaranteed Notes (Callable 05/01/11 @ $104.75)	(CCC+ , Caa1)	05/01/16	9.500	435,000
Consumer Products (1.8%)
1,175	AAC Group Holding Corp., Global Senior Discount Notes (Callable 10/01/08 @ $105.13) +	(CCC+ , Caa1)	10/01/12	0.000	1,016,375
1,025	Amscan Holdings, Inc., Global Senior Subordinated Notes (Callable 05/01/09 @ $104.38)	(CCC+ , Caa1)	05/01/14	8.750	937,875
825	Del Laboratories, Inc., Global Company Guaranteed Notes (Callable 02/01/08 @ $104.00)	(CCC , Caa2)	02/01/12	8.000	862,125
300	Jarden Corp., Company Guaranteed Notes (Callable 05/01/12 @ $103.75)	(B- , B3)	05/01/17	7.500	259,500
594	Prestige Brands, Inc., Global Senior Subordinated Notes (Callable 04/15/08 @ $104.63)	(B- , B3)	04/15/12	9.250	595,485
					3,671,360
Consumer/Commercial/Lease Financing (0.4%)
775	Residential Capital LLC, Company Guaranteed Notes #	(BB+ , Ba3)	02/22/11	7.500	486,313
500	Residential Capital LLC, Company Guaranteed Notes #	(BB+ , Ba3)	06/01/12	8.000	310,000
					796,313
Diversified Capital Goods (2.0%)
575	ESCO Corp., Rule 144A, Senior Notes (Callable 12/15/08 @ $102.00) ‡#	(B , B2)	12/15/13	8.866	566,375
400	RBS Global & Rexnord Corp., Global Company Guaranteed Notes (Callable 08/01/10 @ $104.75)	(CCC+ , B3)	08/01/14	9.500	398,000
500	RBS Global & Rexnord Corp., Global Company Guaranteed Notes (Callable 08/01/11 @ $105.88) §	(CCC+ , Caa1)	08/01/16	11.750	491,250
575	Sensus Metering Systems, Global Senior Subordinated Notes (Callable 12/15/08 @ $104.31)	(B- , B3)	12/15/13	8.625	564,937
775	Stanadyne Corp., Global Senior Subordinated Notes (Callable 08/15/09 @ $105.00)	(CCC+ , B3)	08/15/14	10.000	751,750

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Diversified Capital Goods
$625	Titan International, Inc., Global Company Guaranteed Notes	(B , B3)	01/15/12	8.000	$606,250
694	TriMas Corp., Global Company Guaranteed Notes (Callable 06/15/08 @ $103.29)	(B- , B3)	06/15/12	9.875	680,120
					4,058,682
Electric - Generation (3.3%)
1,025	AES Corp., Rule 144A, Senior Notes ‡	(B , B1)	10/15/17	8.000	1,053,187
550	AES Corp., Senior Notes	(B , B1)	03/01/14	7.750	556,875
800	Calpine Generating Company LLC, Global Secured Notes (Callable 04/01/08 @ $103.50) ø	(NR , NR)	04/01/10	0.000	42,000
725	Dynegy Holdings, Inc.	(B- , B2)	06/01/19	7.750	672,437
375	Dynegy Holdings, Inc., Global Senior Unsecured Notes	(B- , B2)	06/01/15	7.500	352,500
1,200	Dynegy Holdings, Inc., Global Senior Unsecured Notes	(B- , B2)	05/01/16	8.375	1,179,000
200	Edison Mission Energy	(BB- , B1)	05/15/19	7.200	197,500
800	Edison Mission Energy, Global Senior Unsecured Notes	(BB- , B1)	05/15/17	7.000	790,000
271	Midwest Generation LLC, Series B, Global Pass Thru Certificates	(BB+ , Baa3)	01/02/16	8.560	289,624
25	NRG Energy, Inc., Company Guaranteed Notes (Callable 01/15/12 @ $103.69)	(B , B1)	01/15/17	7.375	24,438
425	NRG Energy, Inc., Company Guaranteed Notes (Callable 02/01/11 @ $103.69) §	(B , B1)	02/01/16	7.375	415,438
575	Reliant Energy, Inc., Senior Notes	(B- , B3)	06/15/14	7.625	572,125
575	Reliant Energy, Inc., Senior Notes §	(B- , B3)	06/15/17	7.875	572,125
					6,717,249
Electric - Integrated (1.7%)
375	Energy Future Holdings	(CCC+ , B3)	11/01/17	10.875	378,750
125	Mirant Americas Generation, LLC., Senior Unsecured Notes §	(B- , B3)	05/01/11	8.300	125,938
175	Mirant Americas Generation, LLC., Senior Unsecured Notes	(B- , B3)	10/01/21	8.500	161,437
300	Sierra Pacific Resources, Global Senior Notes (Callable 03/15/09 @ $104.31)	(B , Ba3)	03/15/14	8.625	322,060
325	Texas Competitive Electric Holdings Company LLC, Rule 144A, Company Guaranteed Notes (Callable 11/01/11 @ $105.13) ‡	(CCC , B3)	11/01/15	10.250	323,375
2,125	Texas Competitive Electric Holdings Company LLC, Rule 144A, Company Guaranteed Notes (Callable 11/01/11 @ $105.13) ‡	(CCC , B3)	11/01/15	10.250	2,114,375
					3,425,935
Electronics (2.5%)
975	Amkor Technology, Inc., Global Senior Notes (Callable 05/15/08 @ $103.88)	(B , B1)	05/15/13	7.750	922,594
183	Ampex Corp., Secured Notes ^	(NR , NR)	08/15/08	12.000	177,454
175	Freescale Semiconductor, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $104.44)	(B- , B2)	12/15/14	8.875	157,062
1,725	Freescale Semiconductor, Inc., Senior Subordinated Notes §	(B- , B3)	12/15/16	10.125	1,431,750
675	Sanmina-SCI Corp., Global Company Guaranteed Notes (Callable 03/01/09 @ $103.38)	(B- , B3)	03/01/13	6.750	590,625
475	Sanmina-SCI Corp., Senior Subordinated Notes (Callable 03/01/11 @ $104.06) §	(B- , B3)	03/01/16	8.125	423,344
775	Spansion, Inc., Rule 144A, Senior Notes (Callable 01/15/11 @ $105.62) ‡	(B , Caa1)	01/15/16	11.250	662,625
750	Viasystems, Inc., Global Senior Unsecured Notes (Callable 01/15/09 @ $102.63)	(B- , Caa1)	01/15/11	10.500	750,000
					5,115,454
Energy - Exploration & Production (2.8%)
775	Chaparral Energy, Inc., Rule 144A, Senior Notes (Callable 02/01/12 @ $104.44) ‡	(CCC+ , Caa1)	02/01/17	8.875	703,312
1,611	Chesapeake Energy Corp., Senior Notes (Callable 01/15/09 @ $103.44)	(BB , Ba3)	01/15/16	6.875	1,602,945
650	Encore Acquisition Co., Company Guaranteed Notes (Callable 12/01/10 @ $103.63)	(B , B1)	12/01/17	7.250	622,375
75	Forest Oil Corp., Global Company Guaranteed Notes (Callable 05/01/08 @ $102.58)	(B+ , B1)	05/01/14	7.750	76,500
225	Forest Oil Corp., Rule 144A, Senior Notes (Callable 06/15/12 @ $103.63) ‡	(B+ , B1)	06/15/19	7.250	227,250
600	Hilcorp Energy I, Rule 144A, Senior Notes (Callable 06/01/11 @ $104.50) ‡	(B , B3)	06/01/16	9.000	624,000
800	Petrohawk Energy Corp., Global Company Guaranteed Notes (Callable 07/15/10 @ $104.56)	(B , B3)	07/15/13	9.125	846,000
975	Plains Exploration & Production, Co., Company Guaranteed Notes (Callable 06/15/11 @ $103.88)	(BB- , B1)	06/15/15	7.750	979,875
300	Southern Energy, Inc. Notes	(NR , NR)	07/15/49	7.400	375
					5,682,632

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Environmental (1.0%)
$900	Allied Waste North America, Inc., Series B, Global Senior Notes (Callable 04/15/09 @ $103.69) §	(B+ , B2)	04/15/14	7.375	$902,250
1,100	Waste Services, Inc., Global Senior Subordinated Notes (Callable 04/15/09 @ $104.75)	(CCC+ , Caa1)	04/15/14	9.500	1,078,000
					1,980,250
Food & Drug Retailers (1.1%)
1,200	Duane Reade, Inc., Global Senior Subordinated Notes (Callable 08/01/08 @ $104.88) §	(CC , Caa3)	08/01/11	9.750	1,089,000
150	Ingles Markets, Inc., Global Senior Subordinated Notes (Callable 12/01/08 @ $102.90)	(B , B3)	12/01/11	8.875	153,000
250	Rite Aid Corp., Global Company Guaranteed Notes (Callable 06/15/11 @ $104.69)	(CCC+ , Caa1)	12/15/15	9.375	208,750
50	Stater Brothers Holdings, Inc., Global Company Guaranteed Notes (Callable 04/15/11 @ $103.88)	(B+ , B2)	04/15/15	7.750	48,500
750	Stater Brothers Holdings, Inc., Global Senior Notes (Callable 06/15/08 @ $104.06)	(B+ , B2)	06/15/12	8.125	744,375
					2,243,625
Food - Wholesale (0.9%)
525	Dole Food Co., Debentures §#	(B- , Caa1)	07/15/13	8.750	485,625
75	Dole Food Company, Inc., Global Company Guaranteed Notes (Callable 03/15/08 @ $102.22)	(B- , Caa1)	03/15/11	8.875	69,750
550	National Beef Packing Company LLC, Global Senior Unsecured Notes (Callable 08/01/08 @ $102.63)	(B- , Caa1)	08/01/11	10.500	525,250
675	Smithfield Foods, Inc., Senior Unsecured Notes	(BB , Ba3)	07/01/17	7.750	656,438
					1,737,063
Forestry & Paper (3.2%)
525	Boise Cascade LLC, Global Company Guaranteed Notes (Callable 10/15/09 @ $103.56)	(B+ , B2)	10/15/14	7.125	510,562
1,150	Cellu Tissue Holdings, Inc., Global Secured Notes (Callable 03/15/08 @ $103.67) ‡	(B , B2)	03/15/10	9.750	1,115,500
600	Georgia-Pacific Corp., Debentures	(B , B2)	06/15/15	7.700	594,000
200	Georgia-Pacific Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/12 @ $103.56) ‡	(B , Ba3)	01/15/17	7.125	195,500
500	Graphic Packaging International Corp., Global Senior Subordinated Notes (Callable 08/15/08 @ $104.75)	(B- , B3)	08/15/13	9.500	496,250
375	Newark Group, Inc., Global Senior Subordinated Notes (Callable 03/15/09 @ $104.88)	(B- , B3)	03/15/14	9.750	364,688
350	NewPage Corp., Global Company Guaranteed Notes (Callable 05/01/09 @ $106.00)	(B- , B2)	05/01/12	10.000	353,500
600	NewPage Corp., Global Company Guaranteed Notes (Callable 05/01/09 @ $106.00)	(CCC+ , B3)	05/01/13	12.000	622,500
1,550	Smurfit-Stone Container, Global Senior Notes (Callable 07/01/08 @ $102.79) §	(B- , B3)	07/01/12	8.375	1,546,125
675	Verso Paper Holdings LLC, Inc., Series B, Global Company Guaranteed Notes (Callable 08/01/11 @ $105.69)	(CCC+ , B3)	08/01/16	11.375	688,500
75	Verso Paper Holdings LLC, Inc., Series B, Global Secured Notes (Callable 08/01/10 @ $104.56)	(B+ , B2)	08/01/14	9.125	76,125
					6,563,250
Gaming (3.9%)
725	Buffalo Thunder Development Authority, Rule 144A, Secured Notes (Callable 12/15/10 @ $104.69) ‡	(B , B2)	12/15/14	9.375	648,875
775	CCM Merger, Inc., Rule 144A, Notes (Callable 08/01/09 @ $104.00)	(CCC+ , B3)	08/01/13	8.000	734,312
145	Choctaw Resort Development Enterprise, Rule 144A, Senior Notes (Callable 11/15/11 @ $103.63)	(BB , Ba2)	11/15/19	7.250	140,650
375	Fontainebleau Las Vegas, Rule 144A, Second Mortgage Notes (Callable 06/15/11 @ $105.13) ‡	(CCC+ , Caa1)	06/15/15	10.250	327,188
525	Herbst Gaming, Inc., Global Senior Subordinated Notes (Callable 06/01/08 @ $104.06)	(CCC+ , Caa1)	06/01/12	8.125	345,187
900	Jacobs Entertainment, Inc., Global Company Guaranteed Notes (Callable 06/15/10 @ $104.88)	(B- , B3)	06/15/14	9.750	841,500
550	Majestic Star LLC, Global Senior Unsecured Notes (Callable 10/15/08 @ $104.88) §	(CCC , Caa2)	01/15/11	9.750	376,750
800	Mashantucket Pequot Tribe, Rule 144A, Bonds (Callable 11/15/11 @ $104.25) ‡§	(BB+ , Ba1)	11/15/15	8.500	808,000
250	MGM Mirage, Company Guaranteed	(BB , Ba2)	04/01/16	6.875	236,875
725	MGM Mirage, Inc., Company Guaranteed Notes §	(BB , Ba2)	06/01/16	7.500	721,375
700	MGM Mirage, Inc., Company Guaranteed Notes	(BB , Ba2)	01/15/17	7.625	694,750
1,050	Tropicana Entertainment LLC., Global Senior Subordinated Notes (Callable 12/15/10 @ $104.81)	(CCC+ , Caa3)	12/15/14	9.625	672,000
775	Trump Entertainment Resorts, Inc., Secured Notes (Callable 06/01/10 @ $104.25)	(B , Caa1)	06/01/15	8.500	593,844
475	Turning Stone Resort Casino Enterprise, Rule 144A, Senior Notes (Callable 09/15/10 @ $104.56) ‡	(B+ , B1)	09/15/14	9.125	486,875
250	Wynn Las Vegas LLC, Global First Mortgage Notes (Callable 12/01/09 @ $103.31)	(BBB- , Ba2)	12/01/14	6.625	246,875
					7,875,056
Gas Distribution (1.3%)
300	Amerigas Partners LP, Senior Unsecured	(NR , B1)	05/20/15	7.250	295,500
1,150	El Paso Performance-Link, Rule 144A, Notes	(BB , Ba3)	07/15/11	7.750	1,185,915
525	Inergy LP/Inergy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/11 @ $104.13)	(B , B1)	03/01/16	8.250	546,000

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Gas Distribution
$175	Williams Companies, Inc., Global Senior Unsecured Notes	(BB+ , Baa3)	03/15/12	8.125	$191,406
450	Williams Partners LP, Company Guaranteed Notes	(BBB- , Ba3)	02/01/17	7.250	465,750
					2,684,571
Health Services (5.8%)
450	Bausch & Lomb, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/01/11 @ $104.94) ‡	(B- , Caa1)	11/01/15	9.875	457,875
1,200	Community Health Systems, Inc., Global Company Guaranteed Notes (Callable 07/15/11 @ $104.44)	(B- , B3)	07/15/15	8.875	1,228,500
1,225	HCA, Inc., Global Secured Notes (Callable 11/15/11 @ $104.63)	(BB- , B2)	11/15/16	9.250	1,289,312
700	HCA, Inc., Global Senior Unsecured Notes	(B- , Caa1)	01/15/15	6.375	595,000
3,200	HCA, Inc., Global Senior Unsecured Notes	(B- , Caa1)	02/15/16	6.500	2,720,000
400	HCA, Inc., Senior Unsecured Notes	(B- , Caa1)	02/15/13	6.250	352,000
800	Healthsouth Corp., Global Company Guaranteed Notes (Callable 06/15/11 @ $105.38)	(CCC+ , Caa1)	06/15/16	10.750	840,000
525	Iasis Healthcare/Capital Corp., Global Senior Subordinated Notes (Callable 06/15/09 @ $104.38)	(CCC+ , B3)	06/15/14	8.750	527,625
550	Stewart Enterprises, Inc., Global Senior Notes (Callable 02/15/09 @ $103.13) §	(B+ , Ba3)	02/15/13	6.250	519,750
1,500	Tenet Healthcare Corp., Global Senior Notes	(CCC+ , Caa1)	07/01/14	9.875	1,436,250
500	Tenet Healthcare Corp., Global Senior Notes	(CCC+ , Caa1)	02/01/15	9.250	465,000
275	Universal Hospital Services, Inc., Global Secured Notes (Callable 06/01/09 @ $102.00) #	(B+ , B3)	06/01/15	8.288	276,375
225	Universal Hospital Services, Inc., Global Secured Notes (Callable 06/01/11 @ $104.25) #	(B+ , B3)	06/01/15	8.500	228,375
950	Vanguard Health Holding Co., Global Senior Subordinated Notes (Callable 10/01/09 @ $104.50)	(CCC+ , Caa1)	10/01/14	9.000	919,125
					11,855,187
Hotels (0.5%)
250	Host Hotels & Resorts LP, Global Secured Notes (Callable 11/01/10 @ $103.44)	(BB , Ba1)	11/01/14	6.875	250,000
750	Host Marriott LP, Series Q, Global Company Guaranteed Notes (Callable 06/01/11 @ $103.33)	(BB , Ba1)	06/01/16	6.750	742,500
					992,500
Household & Leisure Products (0.7%)
650	ALH Finance LLC/ALH Finance Corp., Global Senior Subordinated Notes (Callable 01/15/09 @ 104.25)	(CCC , B3)	01/15/13	8.500	627,250
400	Ames True Temper, Inc., Global Company Guaranteed Notes (Callable 01/15/08 @ $101.50) #	(CCC+ , Caa1)	01/15/12	9.243	342,000
600	Ames True Temper, Inc., Global Senior Subordinated Notes (Callable 07/15/08 @ $105.00)	(CCC- , Caa3)	07/15/12	10.000	333,000
225	Simmons Bedding Co., Global Senior Subordinated Notes (Callable 01/15/09 @ $103.94)	(CCC+ , B2)	01/15/14	7.875	209,250
					1,511,500
Leisure (0.9%)
368	Bally Total Fitness Holding Corp., Secured Notes (Callable 07/15/08 @ $106.50)	(NR , NR)	07/15/11	13.000	364,692
500	Bluegreen Corp., Series B, Company Guaranteed Notes	(B- , B3)	04/01/08	10.500	502,500
675	Six Flags, Inc., Global Senior Notes (Callable 04/15/08 @ $104.88) §	(CCC- , Caa2)	04/15/13	9.750	509,625
700	Six Flags, Inc., Global Senior Notes (Callable 06/01/09 @ $104.81)	(CCC- , Caa2)	06/01/14	9.625	519,750
					1,896,567
Lodging (0.5%)
475	Inn of the Mountain Gods, Global Senior Notes (Callable 11/15/08 @ $103.00)	(B , B3)	11/15/10	12.000	496,375
425	Majestic Star Casino LLC, Company Guaranteed Notes (Callable 10/15/08 @ $102.38)	(B+ , B2)	10/15/10	9.500	403,750
125	MGM Mirage, Inc., Global Company Guaranteed Notes	(BB , Ba2)	04/01/13	6.750	121,875
					1,022,000
Machinery (0.4%)
525	Baldor Electric Co., Company Guaranteed Notes (Callable 02/15/12 @ $104.31)	(B , B3)	02/15/17	8.625	543,375
250	Terex Corp., Senior Subordinated Notes (Callable 11/15/12 @ $104.00)	(B+ , Ba3)	11/15/17	8.000	254,375
					797,750
Media - Broadcast (2.7%)
450	Allbritton Communications Co., Global Senior Subordinated Notes (Callable 12/15/08 @ $103.88)	(B- , B1)	12/15/12	7.750	447,750
850	Barrington Broadcasting, Global Company Guaranteed Notes (Callable 08/15/10 @ 105.25)	(CCC+ , B3)	08/15/14	10.500	880,812
575	CMP Susquehanna Corp., Global Company Guaranteed Notes (Callable 05/15/10 @ $104.94) #	(CCC , Caa1)	05/15/14	9.875	434,125
300	Fisher Communications, Inc., Global Senior Notes (Callable 09/15/09 @ $104.31)	(B- , B2)	09/15/14	8.625	307,875
850	ION Media Networks, Inc., Rule 144A, Secured Notes (Callable 01/15/08 @ $102.00) ‡#	(CCC- , Caa1)	01/15/13	11.493	838,313

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Media - Broadcast
$575	Local TV Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 06/15/11 @ $104.63) ‡	(CCC+ , Caa1)	06/15/15	9.250	$552,000
985	Univision Communications, Inc., Rule 144A, Senior Notes (Callable 03/15/11 @ $104.88) ‡	(CCC+ , B3)	03/15/15	9.750	902,506
400	XM Satellite Radio, Inc., Global Company Guaranteed Notes (Callable 05/01/08 @ $102.00) #	(CCC , Caa1)	05/01/13	9.411	378,000
925	Young Broadcasting, Inc., Global Senior Subordinated Notes (Callable 01/15/09 @ $104.38)	(CCC- , Caa1)	01/15/14	8.750	662,531
					5,403,912
Media - Cable (4.2%)
1,140	Atlantic Broadband Finance LLC, Global Company Guaranteed Notes (Callable 01/15/09 @ $104.69)	(CCC+ , Caa1)	01/15/14	9.375	1,077,300
825	CCH I Holdings LLC, Global Company Guaranteed Notes §	(CCC , Caa3)	04/01/14	9.920	487,781
1,662	CCH I LLC, Global Secured Notes (Callable 10/01/10 @ $105.50) §	(CCC , Caa2)	10/01/15	11.000	1,362,840
1,200	CCH II LLC, Series B, Global Senior Unsecured Notes (Callable 09/15/08 @ $105.13) §	(CCC , Caa1)	09/15/10	10.250	1,176,000
495	Charter Communications Holdings LLC, Senior Discount Notes #	(CCC , Ca)	04/01/11	9.920	367,538
950	CSC Holdings, Inc., Global Senior Unsecured Notes	(B+ , B2)	04/15/12	6.750	913,187
655	CSC Holdings, Inc., Series B, Senior Unsecured Notes	(B+ , B2)	04/01/11	7.625	656,638
675	DirecTV Holdings/Finance, Global Senior Notes (Callable 03/15/08 @ $104.19)	(BB- , Ba3)	03/15/13	8.375	705,375
750	EchoStar DBS Corp., Global Company Guaranteed Notes	(BB- , Ba3)	10/01/14	6.625	748,125
475	Mediacom Broadband LLC, Global Senior Notes (Callable 10/15/10 @ $104.25)	(B- , B3)	10/15/15	8.500	423,344
525	Mediacom LLC/Capital Corp., Senior Notes (Callable 02/15/08 @ $100.00)	(B- , B3)	02/15/11	7.875	483,656
100	Mediacom LLC/Capital Corp., Senior Unsecured Notes (Callable 01/15/08 @ $101.58)	(B- , B3)	01/15/13	9.500	93,375
					8,495,159
Media - Services (0.2%)
475	WMG Holdings Corp., Global Company Guaranteed Notes (Callable 12/15/09 @ $104.75) +	(B , B2)	12/15/14	0.000	306,375
Metals & Mining - Excluding Steel (1.7%)
125	Aleris International, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $104.50)	(B- , B3)	12/15/14	9.000	105,000
675	Aleris International, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $105.00)	(B- , Caa1)	12/15/16	10.000	550,125
500	Alpha Natural Resources LLC, Global Company Guaranteed Notes (Callable 06/01/08 @ $105.00) #	(B- , B3)	06/01/12	10.000	531,250
525	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes (Callable 04/01/11 @ $104.13)	(BB , Ba3)	04/01/15	8.250	557,812
625	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes (Callable 04/01/12 @ $104.19)	(BB , Ba3)	04/01/17	8.375	671,875
207	GrafTech Finance, Inc., Global Company Guaranteed Notes (Callable 02/15/08 @ $103.42)	(B , B2)	02/15/12	10.250	214,504
1,050	Noranda Aluminum Acquisition, Rule 144A, Senior Unsecured Notes (Callable 05/15/08 @ $102.00) #	(CCC+ , B3)	05/15/15	8.738	887,250
					3,517,816
Non-Food & Drug Retailers (3.9%)
250	Affinity Group, Inc., Global Senior Subordinated Notes (Callable 02/15/08 @ $104.50)	(CCC+ , B3)	02/15/12	9.000	238,750
855	Affinity Group, Inc., Global Senior Subordinated Notes (Callable 02/15/08 @ $105.44)	(CCC+ , Caa1)	02/15/12	10.875	859,732
525	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 03/15/12 @ $103.81)	(B , B3)	03/15/17	7.625	467,250
825	Brookstone Company, Inc., Global Secured Notes (Callable 10/15/09 @ $106.00)	(B , Caa1)	10/15/12	12.000	773,437
825	Claire's Stores, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/11 @ $104.81) ‡§	(CCC+ , Caa1)	06/01/15	9.625	536,250
650	Finlay Fine Jewelry Corp., Global Senior Notes (Callable 06/01/08 @ $104.19)	(B- , Caa1)	06/01/12	8.375	383,500
525	GameStop Corp., Global Company Guaranteed Notes (Callable 10/01/09 @ $104.00)	(BB , Ba3)	10/01/12	8.000	549,281
300	Michaels Stores, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $105.00) §	(CCC , B2)	11/01/14	10.000	286,500
700	Michaels Stores, Inc., Global Company Guaranteed Notes (Callable 11/01/11 @ $105.69) §	(CCC , Caa1)	11/01/16	11.375	645,750
1,000	Neiman Marcus Group, Inc., Global Company Guaranteed Notes (Callable 10/15/10 @ $105.19)	(B , B3)	10/15/15	10.375	1,046,250
650	PCA LLC/PCA Finance Corp., Global Company Guaranteed Notes ø	(NR , NR)	08/01/09	11.875	38,188
400	SGS International, Inc., Rule 144A, Global Senior Subordinated Notes (Callable 12/15/09 @ $106.00) ‡	(B- , B3)	12/15/13	12.000	398,500
547	Susser Holdings LLC, Global Company Guaranteed Notes (Callable 12/15/09 @ $105.31)	(B , B3)	12/15/13	10.625	568,880
375	Susser Holdings LLC, Rule 144A, Senior Notes (Callable 12/15/09 @ $105.31) ‡	(B , B3)	12/15/13	10.625	390,000
50	Yankee Acquisition Corp., Series B, Global Company Guaranteed Notes (Callable 02/15/11 @ $104.25)	(CCC+ , B3)	02/15/15	8.500	46,313
750	Yankee Acquisition Corp., Series B, Global Company Guaranteed Notes (Callable 02/15/12 @ $104.88) §	(CCC+ , Caa1)	02/15/17	9.750	690,000
					7,918,581
Office Equipment (0.3%)
300	IKON Office Solutions, Inc. #	(BB , Ba3)	01/01/12	9.926	303,000
325	IKON Office Solutions, Inc., Global Senior Notes (Callable 09/15/10 @ $103.88)	(BB , Ba3)	09/15/15	7.750	340,031
					643,031

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Oil Field Equipment & Services (0.2%)
$500	Bristow Group, Inc., Rule 144A, Senior Notes (Callable 09/15/12 @ $103.75) ‡	(BB , Ba2)	09/15/17	7.500	$505,000
Packaging (2.4%)
250	Berry Petroleum Co., Senior Subordinated Notes (Callable 11/01/11 @ $104.13)	(B , B3)	11/01/16	8.250	256,875
575	Berry Plastics Holding Corp., Global Company Guaranteed Notes (Callable 03/01/11 @ $105.13)	(CCC+ , Caa2)	03/01/16	10.250	506,000
715	Berry Plastics Holding Corp., Global Secured Notes (Callable 09/15/10 @ $104.44) §	(B , B3)	09/15/14	8.875	682,825
1,025	Constar International, Inc., Senior Subordinated Notes (Callable 12/01/08 @ $103.67) §	(CCC , Caa2)	12/01/12	11.000	773,875
225	Crown Cork & Seal Company, Inc., Debentures Notes (Callable 04/15/08 @ $101.91)	(B , B2)	04/15/23	8.000	214,875
25	Graham Packaging Company, Inc., Global Company Guaranteed Notes (Callable 10/15/08 @ $104.25)	(CCC+ , Caa1)	10/15/12	8.500	23,500
775	Graham Packaging Company, Inc., Global Subordinated Notes (Callable 10/15/09 @ $104.94)	(CCC+ , Caa1)	10/15/14	9.875	716,875
125	Owens-Brockway Glass Containers, Inc., Rule 144A, Senior Notes (Callable 05/15/08 @ $104.13) ‡	(B , B3)	05/15/13	8.250	130,312
725	Pliant Corp., Global Company Guaranteed Notes (Callable 06/01/08 @ $102.78) §	(CCC , Caa1)	09/01/09	11.125	601,750
1,175	Solo Cup Co., Global Senior Subordinated Notes (Callable 02/15/09 @ $104.25) §	(CCC- , Caa2)	02/15/14	8.500	1,016,375
					4,923,262
Printing & Publishing (3.3%)
625	American Media Operations, Inc., Series B, Global Company Guaranteed Notes	(CCC- , Caa2)	05/01/09	10.250	535,156
350	Dex Media, Inc., Global Discount Notes (Callable 11/15/08 @ $104.50) +	(B , B2)	11/15/13	0.000	320,250
400	Haights Cross Operating Co., Global Company Guaranteed Notes (Callable 08/15/08 @ $105.88)	(CCC- , Caa1)	08/15/11	11.750	409,500
950	Idearc, Inc., Global Company Guaranteed Notes (Callable 11/15/11 @ $104.00)	(B+ , B2)	11/15/16	8.000	876,375
2,000	Premier Graphics, Inc., Company Guaranteed Notes ø^	(NR , NR)	12/01/05	11.500	0
525	R.H. Donnelley Corp., Rule 144A, Senior Notes (Callable 10/15/12 @ $104.44) ‡	(B , B3)	10/15/17	8.875	488,250
1,600	R.H. Donnelley Corp., Global Senior Unsecured Notes (Callable 01/15/09 @ $103.44)	(B , B3)	01/15/13	6.875	1,440,000
575	R.H. Donnelley Corp., Series A-2, Global Senior Discount Notes (Callable 01/15/09 @ $103.44)	(B , B3)	01/15/13	6.875	517,500
150	R.H. Donnelley Corp., Series A-3, Global Senior Notes (Callable 01/15/11 @ $104.44) §	(B , B3)	01/15/16	8.875	141,000
850	Reader's Digest Association, Inc., Rule 144A, Senior Subordinated Notes (Callable 02/15/12 @ $104.50) ‡	(CCC+ , Caa1)	02/15/17	9.000	716,125
825	TL Acquisitions, Inc., Rule 144A, Senior Notes (Callable 07/15/11 @ $105.25) ‡	(CCC+ , Caa1)	01/15/15	10.500	797,156
400	Valassis Communications, Inc., Global Company Guaranteed Notes (Callable 03/01/11 @ $104.13)	(B- , B3)	03/01/15	8.250	358,500
					6,599,812
Restaurants (0.5%)
850	Buffets, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $106.25) §	(CCC , Caa3)	11/01/14	12.500	327,250
475	Denny's Corp., Global Company Guaranteed Notes (Callable 10/01/08 @ $105.00)	(B- , B3)	10/01/12	10.000	458,969
275	OSI Restaurant Partners, Inc., Rule 144A, Senior Notes (Callable 06/15/11 @ $105.00) ‡	(CCC+ , Caa1)	06/15/15	10.000	202,125
					988,344
Software/Services (1.8%)
1,200	First Data Corp., Rule 144A, Company Guaranteed Notes (Callable 09/30/11 @ $104.94)	(B- , B3)	09/24/15	9.875	1,117,500
1,750	SunGard Data Systems, Inc., Global Company Guaranteed Notes (Callable 08/15/10 @ $105.13)	(B- , Caa1)	08/15/15	10.250	1,798,125
700	Unisys Corp., Senior Unsubordinated Notes (Callable 01/15/12 @ $106.25)	(B+ , B2)	01/15/16	12.500	713,510
					3,629,135
Steel Producers/Products (1.4%)
575	AK Steel Corp., Global Company Guaranteed Notes (Callable 06/15/08 @ $102.58)	(B+ , B1)	06/15/12	7.750	580,750
725	PNA Group, Inc., Global Senior Unsecured Notes (Callable 09/01/11 @ $105.38)	(B- , B3)	09/01/16	10.750	685,125
250	PNA Intermediate Holding Corp., Rule 144A, Senior Notes (Callable 02/15/08 @ $102.00) ‡#	(B- , Caa1)	02/15/13	11.869	227,500
800	Rathgibson, Inc., Global Company Guaranteed Notes (Callable 02/15/10 @ $105.62)	(B- , B3)	02/15/14	11.250	804,000
475	Ryerson, Inc., Senior Notes	(B+ , B2)	11/01/15	12.000	471,438
0	WCI Steel Acquisition, Inc., Senior Notes[1]	(NR , NR)	05/01/16	8.000	328
					2,769,141
Support - Services (4.8%)
400	Allied Security Escrow Corp., Global Senior Subordinated Notes (Callable 07/15/08 @ $105.69)	(CCC+ , Caa1)	07/15/11	11.375	378,000
200	ARAMARK Corp., Company Guaranteed Notes #	(B- , B3)	02/01/15	8.411	196,000
650	ARAMARK Corp., Global Company Guaranteed Notes (Callable 02/01/11 @ $104.25) §	(B- , B3)	02/01/15	8.500	661,375
200	Ashtead Capital, Inc., Rule 144A, Notes (Callable 08/15/11 @ $104.50) ‡	(B , B1)	08/15/16	9.000	178,000
100	Education Management LLC, Global Company Guaranteed Notes (Callable 06/01/10 @ $104.38)	(CCC+ , B2)	06/01/14	8.750	100,875

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Support - Services
$675	Education Management LLC, Global Company Guaranteed Notes (Callable 06/01/11 @ $105.13)	(CCC+ , Caa1)	06/01/16	10.250	$698,625
300	Hertz Corp., Global Company Guaranteed Notes (Callable 01/01/10 @ $104.44) §	(B , B1)	01/01/14	8.875	305,625
400	Hertz Corp., Global Company Guaranteed Notes (Callable 01/01/11 @ $105.25)	(B , B2)	01/01/16	10.500	416,000
350	Iron Mountain, Inc., Company Guaranteed Notes (Callable 04/01/08 @ $101.44)	(B , B3)	04/01/13	8.625	356,125
250	Iron Mountain, Inc., Company Guaranteed Notes (Callable 07/01/08 @ $103.31)	(B , B3)	01/01/16	6.625	237,813
1,100	Johnsondiversey Holdings, Inc., Global Discount Notes (Callable 05/15/08 @ $103.56) #	(CCC+ , Caa1)	05/15/13	10.670	1,116,500
475	Kar Holdings, Inc., Rule 144A, Senior Notes (Callable 05/01/10 @ $104.38) ‡	(CCC , B3)	05/01/14	8.750	439,375
425	Kar Holdings, Inc., Rule 144A, Senior Subordinated Notes (Callable 04/01/11 @ $105.00) ‡	(CCC , Caa1)	05/01/15	10.000	381,437
650	Mobile Services Group, Inc., Global Company Guaranteed Notes (Callable 08/01/10 @ $104.88)	(B- , B3)	08/01/14	9.750	601,250
800	Neff Corp., Global Company Guaranteed Notes (Callable 06/01/11 @ $105.00)	(B- , Caa2)	06/01/15	10.000	440,000
725	Rental Service Corp., Global Company Guaranteed Notes (Callable 12/01/10 @ $104.75)	(B- , Caa1)	12/01/14	9.500	652,500
1,175	Travelport LLC, Global Company Guaranteed Notes (Callable 09/01/11 @ $105.94) §	(CCC , Caa1)	09/01/16	11.875	1,258,719
750	United Rentals North America, Inc., Global Senior Subordinated Notes (Callable 02/15/09 @ $103.50)	(B , B3)	02/15/14	7.000	631,875
650	Varietal Distribution, Rule 144A, Senior Notes (Callable 07/15/11 @ $105.13) ‡	(CCC+ , Caa1)	07/15/15	10.250	622,375
					9,672,469
Telecom - Fixed Line (1.0%)
1,375	Level 3 Financing, Inc., Global Company Guaranteed Notes (Callable 02/15/09 @ $102.00) #	(CCC+ , Caa1)	02/15/15	9.150	1,165,313
300	Level 3 Financing, Inc., Global Company Guaranteed Notes (Callable 03/15/10 @ $106.13)	(CCC+ , Caa1)	03/15/13	12.250	304,500
50	Level 3 Financing, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $104.63)	(CCC+ , Caa1)	11/01/14	9.250	45,500
500	Time Warner Telecom Holdings, Inc., Global Company Guaranteed Notes (Callable 02/15/09 @ $104.62)	(CCC+ , B3)	02/15/14	9.250	513,750
					2,029,063
Telecom - Integrated/Services (2.5%)
900	Cincinnati Bell, Inc., Global Senior Subordinated Notes (Callable 01/15/09 @ $104.19)	(B- , B2)	01/15/14	8.375	882,000
425	Hawaiian Telcom Communications, Inc., Series B, Global Company Guaranteed Notes (Callable 05/01/10 @ $106.25) §	(CCC , Caa1)	05/01/15	12.500	440,937
700	Hughes Network Systems LLC, Global Company Guaranteed Notes (Callable 04/15/10 @ $104.75)	(B- , B1)	04/15/14	9.500	712,250
550	Paetec Holding Corp., Rule 144A, Company Guaranteed Notes (Callable 07/15/11 @ $104.75) ‡	(CCC+ , Caa1)	07/15/15	9.500	539,000
925	Qwest Communications International, Inc., Global Company Guaranteed Notes (Callable 02/15/08 @ $103.63) #	(B+ , Ba3)	02/15/11	7.250	929,625
475	Qwest Communications International, Inc., Series B, Global Company Guaranteed Notes (Callable 02/15/09 @ $103.75)	(BB , Ba3)	02/15/14	7.500	476,187
225	Windstream Corp., Global Company Guaranteed Notes	(BB- , Ba3)	08/01/13	8.125	234,000
75	Windstream Corp., Global Company Guaranteed Notes (Callable 03/15/12 @ $103.50)	(BB- , Ba3)	03/15/19	7.000	71,813
675	Windstream Corp., Global Company Guaranteed Notes (Callable 08/01/11 @ $104.31)	(BB- , Ba3)	08/01/16	8.625	712,125
					4,997,937
Telecom - Wireless (1.5%)
375	Centennial Cellular Communications Corp., Global Company Guaranteed Notes (Callable 06/15/08 @ $105.06)	(CCC+ , B2)	06/15/13	10.125	395,625
1,050	Cricket Communications, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $104.69)	(CCC , Caa1)	11/01/14	9.375	989,625
725	MetroPCS Wireless, Inc., Global Senior Unsecured Notes (Callable 11/01/10 @ $104.63)	(CCC , Caa1)	11/01/14	9.250	685,125
425	Rural Cellular Corp., Global Senior Subordinated Notes (Callable 06/01/08 @ $102.00) #	(CCC , Caa2)	06/01/13	8.124	433,500
425	SunCom Wireless Holdings, Inc., Global Company Guaranteed Notes (Callable 06/01/08 @ $104.25)	(CCC , Caa2)	06/01/13	8.500	442,000
					2,945,875
Textiles & Apparel (0.4%)
675	Levi Strauss & Co., Global Senior Notes (Callable 01/15/10 @ $104.88)	(B+ , B2)	01/15/15	9.750	676,688
500	Propex Fabrics, Inc., Global Company Guaranteed Notes (Callable 12/01/08 @ $105.00)	(CCC , Caa2)	12/01/12	10.000	227,500
					904,188
Theaters & Entertainment (0.5%)
1,025	AMC Entertainment, Inc., Global Senior Subordinated Notes (Callable 03/01/09 @ $104.00)	(CCC+ , B2)	03/01/14	8.000	968,625
TOTAL U.S. CORPORATE BONDS (Cost $186,720,869)					174,512,971

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
FOREIGN CORPORATE BONDS (9.0%)
Building Materials (0.1%)
$750	Maax Corp., Global Senior Subordinated Notes (Callable 06/15/08 @ $104.88) (Canada) §	(D , Ca)	06/15/12	9.750	$183,750
Chemicals (0.8%)
1,150	Basell AF SCA, Rule 144A, Company Guaranteed Notes (Callable 08/15/10 @ $104.19) (Luxembourg) ‡	(B- , B3)	08/15/15	8.375	934,375
850	Ineos Group Holdings PLC, Rule 144A, Company Guaranteed Notes (Callable 02/15/11 @ $104.25) (United Kingdom) ‡§	(B- , B3)	02/15/16	8.500	760,750
					1,695,125
Electronics (1.1%)
300	Avago Technologies Finance, Global Company Guaranteed Notes (Callable 12/01/09 @ $105.06) (Singapore) #	(B , B2)	12/01/13	10.125	315,375
500	Avago Technologies Finance, Global Company Guaranteed Notes (Callable 12/01/10 @ $105.94) (Singapore)	(CCC+ , Caa1)	12/01/15	11.875	536,875
1,150	NXP BV/NXP Funding LLC, Global Company Guaranteed Notes (Callable 10/15/11 @ $104.75) (Netherlands)	(BB , B3)	10/15/15	9.500	1,056,562
300	NXP BV/NXP Funding LLC, Global Secured Notes (Callable 10/15/10 @ $103.94) (Netherlands)	(BB , Ba3)	10/15/14	7.875	286,500
					2,195,312
Energy - Exploration & Production (0.3%)
550	OPTI Canada, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/10 @ $104.13) (Canada) ‡	(BB+ , B1)	12/15/14	8.250	547,250
Forestry & Paper (0.8%)
350	Abitibi-Consolidated, Inc., Global Notes (Canada)	(B , B3)	06/15/11	7.750	274,750
300	Abitibi-Consolidated, Inc., Yankee Senior Notes (Canada) §	(B , B3)	04/01/15	8.375	224,250
550	Bowater Canada Finance Corp., Global Company Guaranteed Notes (Canada)	(B , B3)	11/15/11	7.950	446,875
750	Smurfit Kappa Funding PLC, Series $, Global Senior Subordinated Notes (Callable 01/31/10 @ $103.88) (Ireland)	(B , B2)	04/01/15	7.750	716,250
					1,662,125
Leisure (0.4%)
750	NCL Corp., Global Senior Notes (Callable 07/15/09 @ $105.31) (Bermuda) #	(CCC+ , B3)	07/15/14	10.625	749,062
Media - Cable (0.7%)
150	NTL Cable PLC, Global Senior Notes (Callable 08/15/11 @ $104.56) (United Kingdom)	(B- , B2)	08/15/16	9.125	149,250
400	Unity Media GmbH, Rule 144A, Secured Notes (Callable 02/15/10 @ $105.06) (Germany) ‡	(B- , Caa2)	02/15/15	10.125	612,599
350	Virgin Media Finance PLC, Global Company Guaranteed Notes (Callable 04/15/09 @ $104.88) (United Kingdom)	(B- , B2)	04/15/14	9.750	674,067
					1,435,916
Media - Diversified (0.4%)
800	Quebecor Media, Inc., Rule 144A, Notes (Canada) ‡	(B , B2)	03/15/16	7.750	772,000
Metals & Mining - Excluding Steel (0.0%)
924	International Utility Structures, Inc., Subordinated Notes (Canada) ø^	(NR , NR)	02/01/08	13.000	0
800	International Utility Structures, Inc., Yankee Senior Subordinated Notes (Canada) ø^	(NR , NR)	02/01/08	10.750	0
					0
Oil Refining & Marketing (0.2%)
150	Petroplus Finance, Ltd., Rule 144A, Company Guaranteed Notes (Callable 05/01/11 @ $103.38) (Bermuda) ‡	(BB- , B1)	05/01/14	6.750	140,438
225	Petroplus Finance, Ltd., Rule 144A, Company Guaranteed Notes (Callable 05/01/12 @ $103.50) (Bermuda) ‡	(BB- , B1)	05/01/17	7.000	207,000
					347,438

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
FOREIGN CORPORATE BONDS
Packaging (0.2%)
$240	Gerresheimer Holdings GMBH, Rule 144A, Company Guaranteed Notes (Callable 02/15/10 @ 103.94) (Germany) ‡	(B+ , B2)	03/01/15	7.875	$361,419
Pharmaceuticals (0.3%)
500	Elan Finance PLC, Global Company Guaranteed Notes (Callable 12/01/10 @ $104.44) (Ireland)	(B , B3)	12/01/13	8.875	495,000
75	Elan Finance PLC, Global Company Guaranteed Notes (Callable 11/15/08 @ $103.88) (Ireland)	(B , B3)	11/15/11	7.750	70,875
					565,875
Printing & Publishing (0.2%)
525	Quebecor World, Inc., Rule 144A, Senior Notes (Callable 01/15/11 @ $104.88) (Canada) ‡	(NR , Ca)	01/15/15	9.750	397,031
Support - Services (0.5%)
675	Ashtead Holdings PLC, Rule 144A, Secured Notes (Callable 08/01/10 @ $104.31) (United Kingdom) ‡	(B , B1)	08/01/15	8.625	594,000
325	Carlson Wagonlit BV, Rule 144A, Senior Notes (Callable 11/01/08 @ $102.00) (Netherlands) ‡#	(B- , B2)	05/01/15	10.357	482,294
					1,076,294
Telecom - Integrated/Services (2.2%)
950	Global Crossing UK Finance, Global Company Guaranteed Notes (Callable 12/15/09 @ $105.38) (United Kingdom)	(B- , B3)	12/15/14	10.750	997,500
350	Hellas II, Rule 144A, Subordinated Notes (Callable 01/15/08 @ $102.00) (Luxembourg) ‡#	(CCC+ , Caa1)	01/15/15	10.993	331,625
600	Intelsat Bermuda, Ltd., Global Company Guaranteed (Callable 01/15/08 @ $102.00) (Bermuda) #	(B , Caa1)	01/15/15	8.886	604,500
525	Intelsat Bermuda, Ltd., Global Senior Unsecured Notes (Bermuda)	(B- , Caa1)	11/01/13	6.500	384,562
1,400	Intelsat, Ltd., Global Senior Unsecured Notes (Callable 06/15/11 @ $105.62) (Bermuda) §	(B- , Caa1)	06/15/16	11.250	1,452,500
500	Nordic Telephone Co. Holdings, Rule 144A, Secured Notes (Callable 05/01/08 @ $101.00) (Denmark) ‡#	(B , B2)	05/01/16	10.107	745,646
					4,516,333
Telecommunication Equipment (0.2%)
525	Nortel Networks, Ltd., Rule 144A, Company Guaranteed Notes (Canada) ‡#	(B- , B3)	07/15/11	9.493	514,500
Textiles & Apparel (0.1%)
150	IT Holding Finance SA, Rule 144A, Company Guaranteed Notes (Luxembourg) ‡	(CCC , B3)	11/15/12	9.875	205,053
Transportation - Excluding Air/Rail (0.5%)
1,100	Ship Finance International, Ltd., Global Company Guaranteed Notes (Callable 12/15/08 @ $104.25) (Bermuda)	(B+ , B1)	12/15/13	8.500	1,120,625
TOTAL FOREIGN CORPORATE BONDS (Cost $20,408,407)					18,345,108
Number of Shares
COMMON STOCKS (0.5%)
Automobile Parts & Equipment (0.0%)
774,557	Cambridge Industries Liquidating Trust *^				0
1,219	Safelite Realty Corp. *^				9,752
					9,752
Chemicals (0.1%)
4,893	Huntsman Corp.				125,750
Commingled Funds (0.0%)
7,500	Adelphia *^				0
750,000	Adelphia Recovery Trust *^				0
					0

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2007

Number of Shares				Value
COMMON STOCKS
Electric Utilities (0.3%)
14,668	Mirant Corp. *			$571,759
Hotels, Restaurants & Leisure (0.0%)
12,000	Progressive Gaming International Corp *			29,760
Printing & Publishing (0.1%)
10,652	Mail Well, Inc., Rule 144A ‡			186,090
Steel Producers/Products (0.0%)
2,803	WCI Steel Acquisition, Inc. *			64,469
TOTAL COMMON STOCKS (Cost $1,846,287)				987,580
WARRANTS (0.0%)
Building Materials (0.0%)
1,250	Dayton Superior Corp., Rule 144A, strike price $0.01, expires 06/15/09 ‡^ (Cost $25,000)			13
SHORT-TERM INVESTMENTS (15.2%)
25,984,108	State Street Navigator Prime Portfolio §§			25,984,108
Par (000)		Maturity	Rate%
$4,830	State Street Bank and Trust Co. Euro Time Deposit	01/02/08	3.100	4,830,000
TOTAL SHORT-TERM INVESTMENTS (Cost $30,814,108)				30,814,108
TOTAL INVESTMENTS AT VALUE (110.7%) (Cost $239,814,671)				224,659,780
LIABILITIES IN EXCESS OF OTHER ASSETS (-10.7%)				(21,746,210)
NET ASSETS (100.0%)				$202,913,570

INVESTMENT ABBREVIATION

NR = Not Rated

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $29,428,244 or 14.5% of net assets.

+  Step Bond - the interest rate stated is as of December 31, 2007 and will reset at a future date.

ø  Bond is currently in default.

*  Non-income producing security.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

#  Variable rate obligations - The interest rate shown is the rate as of December 31, 2007.

1  Less than 1,000 par.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2007

Assets
Investments in securities at value, including collateral for securities on loan of $25,984,108 (Cost $239,814,671) (Note 2)	$224,659,780 [1]
Cash	732
Interest and dividend receivable	4,681,641
Prepaid expenses and other assets	39,217
Total Assets	229,381,370
Liabilities
Investment advisory fees (Note 3)	232,838
Administrative fees (Note 3)	32,308
Payable upon return of securities loaned (Note 2)	25,984,108
Unrealized depreciation on forward currency contracts (Note 2)	61,934
Other accrued expenses payable	156,612
Total Liabilities	26,467,800
Net Assets
Applicable to 49,924,351 shares outstanding	$202,913,570
Net Assets Consist of
Capital stock, $0.001 par value (Note 6)	$49,925
Paid-in capital (Note 6)	380,441,678
Distributions in excess of net investment income	(932,496)
Accumulated net realized loss on investments, swap contracts and foreign currrency transactions	(161,433,113)
Net unrealized depreciation from investments, and foreign currency translations	(15,212,424)
Net Assets	$202,913,570
Net Asset Value Per Share ($202,913,570 ÷ 49,924,351)	$4.06
Market Price Per Share	$3.58

1  Including $25,452,042 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income (Note 2)
Interest	$19,617,594
Dividends	1,957
Securities lending	279,880
Total investment income	19,899,431
Expenses
Investment advisory fees (Note 3)	1,022,506
Printing fees (Note 3)	134,973
Custodian fees	100,234
Administrative fees (Note 3)	93,789
Trustees' fees (Note 3)	93,412
Legal fees	65,983
Audit and tax fees	47,620
Transfer agent fees	40,278
Stock exchange listing fees	10,488
Insurance expense	8,636
Miscellaneous expense	17,387
Total expenses	1,635,306
Net investment income	18,264,125
Net Realized and Unrealized Gain (Loss) from Investments, Swap Contracts and Foreign Currency Related Items
Net realized loss from investments	(16,595)
Net realized loss on swaps	(47,600)
Net realized loss on foreign currency transactions	(46,393)
Net change in unrealized appreciation (depreciation) from investments	(15,154,696)
Net change in unrealized appreciation (depreciation) from foreign currency translations	(57,533)
Net realized and unrealized loss from investments, swap contracts and foreign currency related items	(15,322,817)
Net increase in net assets resulting from operations	$2,941,308

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
From Operations
Net investment income	$18,264,125	$17,389,007
Net realized gain (loss) on investments, swap contracts and foreign currency transactions	(110,588)	(4,686,836)
Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency translations	(15,212,229)	12,037,635
Net increase in net assets resulting from operations	2,941,308	24,739,806
From Dividends
Dividends from net investment income	(16,472,660)	(19,958,235)
Net decrease in net assets resulting from dividends	(16,472,660)	(19,958,235)
From Capital Share Transactions (Note 6)
Reinvestment of dividends	127,098	—
Net increase in net assets from capital share transactions	127,098	—
Net increase (decrease) in net assets	(13,404,254)	4,781,571
Net Assets
Beginning of year	216,317,824	211,536,253
End of year	$202,913,570	$216,317,824
Distributions in excess of net investment income	$(932,496)	$(2,818,422)

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Financial Highlights

	Year Ended
Per share operating performance	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$4.34	$4.24	$4.56	$4.41	$3.91
INVESTMENT ACTIVITIES
Net investment income	0.36	0.36	0.36	0.35	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	(0.31)	0.14	(0.28)	0.22	0.58
Total from investment activities	0.05	0.50	0.08	0.57	0.95
LESS DIVIDENDS
Net investment income	(0.33)	(0.40)	(0.40)	(0.40)	(0.43)
Return of capital	—	—	(0.00)[2]	(0.02)	(0.02)
Total dividends	(0.33)	(0.40)	(0.40)	(0.42)	(0.45)
Net asset value, end of year	$4.06	$4.34	$4.24	$4.56	$4.41
Per share market value, end of year	$3.58	$4.38	$3.67	$4.45	$4.50
TOTAL INVESTMENT RETURN
Net asset value[1]	1.59%	12.73%	1.74%	13.55%	24.59%
Market value	(11.32)%	31.44%	(9.76)%	8.60%	28.11%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$202,914	$216,318	$211,536	$227,374	$219,864
Ratio of expenses to average net assets	0.78%	0.74%	0.82%	0.78%	0.78%
Ratio of net investment income to average net assets	8.75%	8.32%	8.20%	8.08%	8.83%
Portfolio turnover rate	49.7%	58.0%	61.5%	57.8%	77.8%

1  Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each year, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value, due to differences between the market price of the stock and the net asset value of the fund.

2  This amount represents less than $(0.01) per share.

3  Based on average shares outstanding.

4  As required, effective January 1, 2001 the Fund has adopted provisions of AICPA Audit and Accounting Guide for Investment Companies and has begun amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share by $0.004 and increase to net realized and unrealized gains and losses per share by $0.04 and a decrease to the net ratio of investment income to average net assets from 11.73% to 11.66%. Per share ratio and supplemental data for prior periods have not been restated to reflect this change.

5  Due to the realignment of the Fund's portfolio in connection with the combination with Credit Suisse Strategic Global Income Fund, Inc., the cost of purchases of $30,040,944 and proceeds from sales of $37,801,151 have been excluded from the Portfolio Turnover calculations.

  Note: Current Year permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

See Accompanying Notes to Financial Statements.

Per share operating performance	12/31/02	12/31/01[4]	12/31/00	12/31/99	12/31/98
Net asset value, beginning of year	$4.74	$5.70	$7.34	$7.77	$8.44
INVESTMENT ACTIVITIES
Net investment income	0.42	0.61[3]	0.67	0.75	0.71
Net realized and unrealized gain (loss) on investments and futures contracts	(0.55)	(0.85)	(1.55)	(0.46)	(0.66)
Total from investment activities	(0.13)	(0.24)	(0.88)	0.29	0.05
LESS DIVIDENDS
Net investment income	(0.62)	(0.72)	(0.76)	(0.72)	(0.72)
Return of capital	(0.08)	—	—	—	—
Total dividends	(0.70)	(0.72)	(0.76)	(0.72)	(0.72)
Net asset value, end of year	$3.91	$4.74	$5.70	$7.34	$7.77
Per share market value, end of year	$3.88	$4.98	$5.56	$6.06	$7.56
TOTAL INVESTMENT RETURN
Net asset value[1]	(5.26)%	(6.04)%	(12.37)%	4.50%	0.47%
Market value	(10.52)%	1.15%	3.55%	(11.32)%	(5.68)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$195,089	$236,652	$197,817	$254,857	$269,507
Ratio of expenses to average net assets	0.79%	1.07%	0.78%	0.78%	0.81%
Ratio of net investment income to average net assets	9.93%	11.66%	10.10%	9.90%	8.59%
Portfolio turnover rate	61.1%	50.1%[5]	39.1%	43.5%	84.7%

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements

December 31, 2007

Note 1. Organization

Credit Suisse Asset Management Income Fund, Inc. (the "Fund") was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek current income through investment primarily in debt securities.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation ("Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors.

The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") (excludes 144A securities that have been determined to be liquid under procedures established by the Board of Directors). These securities are valued pursuant to the valuation procedures noted above.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is accrued as earned. The Fund amortizes premium and accretes discount using the effective yield method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Discount or premium on mortgage backed securities is recorded upon receipt of principal payments on the underlying mortgage pools.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2007

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Fund sweeps available cash into a short-term time deposit available through State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

G) DELAYED DELIVERY COMMITMENTS — The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

H) FUTURES CONTRACTS — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contracts. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contracts may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2007, the Fund had no open futures contracts.

I) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, or an offsetting position is entered into. At December 31, 2007, the Fund had the following forward foreign currency contracts.

Forward Foreign Currency Contracts	Expiration Date	Foreign Currency To Be Sold	Contract Amount	Contract Value	Unrealized Gain/(Loss)
British Pound	1/09/08	£(350,000)	$(703,482)	$(696,532)	$6,950
European Economic Unit	1/09/08	€(1,460,000)	$(2,066,061)	$(2,134,945)	$(68,884)
			$(2,769,543)	$2,831,477	$(61,934)

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities and 105% of the market value of foreign bonds on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse") and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by State Street Bank and Trust Company ("SSB"), the Fund's securities

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2007

lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Effective November 19, 2007, SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending agent arrangement provides that the Fund and the Borrower will share the net income earned from the securities lending activities. From November 19, 2007, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $67,931 of which $60,478 was rebated to borrowers (brokers). The Fund retained $6,054 in income from the cash collateral investment and SSB, as lending agent, was paid $1,399. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned. Prior to November 19, 2007, Brown Brothers Harriman & Co. ("BBH"), was the fund's securities lending agent. For the period January 1, 2007 through November 16, 2007, the fund retained in income $273,826.

K) OTHER — The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income is earned or gains are realized.

The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent the Fund invests in junk bonds) the Fund's net asset value.

L) CREDIT DEFAULT SWAPS — The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2007

The "buyer" in a credit default swap is obligated to pay the "seller" an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. As a result of counterparty risk, credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly.

If the Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If the Fund is a seller and no credit event occurs, the Fund would generally receive an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. When the Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity. As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security. The Fund bears the same risk as a buyer of fixed income securities directly. The Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

The Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement.

As the seller of a credit default swap the Fund would be subject to investment exposure on the notional amount of the swap. Accordingly, the Fund will segregate liquid investments in an amount equal to the aggregate market value of the of the credit default swaps of which it is the seller, marked to market on a daily basis. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is the possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations. The notional amount of the aggregate credit exposure to which the Fund is subject, plus the market value of the Fund's investments in credit derivatives and/or premiums paid therefore as a buyer of credit derivatives, may not exceed the Fund's total assets.

When the Fund buys or sells a credit derivative, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will be treated as an issuer for purposes of complying with the Fund's issuer diversification and industry concentration policies, absent regulatory guidance to the contrary. The Fund may, but is not required to, use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Tax Considerations. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2007

At December 31, 2007, the Fund had no outstanding credit default swap contracts.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at a rate per annum, computed weekly and paid quarterly, as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets. For the year ended December 31, 2007, investment advisory fees earned were $1,022,506.

Effective, November 19, 2007, SSB serves as accounting and administrative agent to the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/ portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/ portfolio subject to an annual minimum fee. For the period from November 19, 2007 through December 31, 2007, administrative services fee earned by SSB (including out-of-pocket expenses) were $10,959. Prior to November 19, 2007, BBH was the fund's accounting and administrative agent. For the period January 1, 2007 through November 16, 2007, BBH earned administrative service fees (including out-of-pocket expenses) of $82,830.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Beginning in 2008, the Independent Directors can elect to receive up to 100% of their annual retainer in shares of the Fund. Directors as a group own less than 1% of the Funds outstanding shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2007, Merrill was paid $46,835 for its services to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2007 and during the year ended December 31, 2007, the Fund had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) were $103,673,020 and $104,345,188, respectively.

Note 6. Fund Shares

The Fund has one class of shares of common stock, par value $0.001 per share; one hundred million shares are authorized. Transactions in shares of common stock were as follows:

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Shares issued through reinvestment of dividends	28,763	—

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2007

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended December 31, 2007 and 2006 by the Fund were as follows:

Ordinary Income
2007	2006
$17,921,950	$18,508,945

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, mark to market on forward currency contracts, unused capital loss carryforwards, current year post October losses deferred and income from defaulted bonds. At December 31, 2007, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$252,565
Accumulated net realized loss	(158,025,389)
Unrealized depreciation	(16,421,612)
Deferral of post-October capital losses	(3,383,597)
$(177,578,033)

At December 31, 2007, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2008	2009	2010	2011	2012	2013	2014
$2,335,946	$50,358,903	$72,148,258	$18,379,472	$1,091,025	$3,101,847	$10,609,938

During the tax year ended December 31, 2007, the Fund utilized $2,930,262 of the capital loss carryforwards.

During the tax year ended December 31, 2007 the Fund had $6,582,077 of capital loss carryforward expire.

It is unlikely that the Fund will realize the full benefit of these losses prior to expiration.

At December 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $241,112,337, $2,695,358, $(19,147,915) and $(16,452,557), respectively.

At December 31, 2007, the Fund reclassified $94,461 to undistributed net investment income/(loss) and $6,215,203 to accumulated net realized gain/(loss) adjusting paid-in capital, to adjust for permanent book/tax treatments of foreign currency transactions, interest accruals from defaulted bonds sold, swap income reclasses, reversal of current year AICPA adjustment and expiration of capital loss carryforwards. Net assets were not affected by these reclassifications.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2007

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. During the period ended December 31, 2007, Management has adopted FIN 48. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

Credit Suisse Asset Management Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse Asset Management Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 25, 2008

Credit Suisse Asset Management Income Fund, Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), contemplates that the Board of Directors (the "Board") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, an investment advisory agreement (the "Advisory Agreement") with Credit Suisse Asset Management, LLC ("Credit Suisse") for the Fund.

More specifically, at a meeting held on November 14-15, 2007, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse and the re-approval of the Advisory Agreement.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement. The most recent investment adviser registration form ("Form ADV") for Credit Suisse was provided to the Board, as were responses of Credit Suisse to a detailed series of requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of investment personnel of Credit Suisse. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the individuals primarily responsible for day-to-day portfolio management services for the Fund.

In addition, the Board considered the investment and legal compliance programs of the Fund and Credit Suisse, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered Credit Suisse's compensation program for investment personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse.

Fund Performance and Expenses

The Board considered the performance results of the Fund over a number of years, as well as for recent periods. It also considered these results in comparison to the group of funds consisting of all closed-end nonleveraged flexible income funds and closed-end high current yield funds (the "Performance Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Performance Universe for the Fund and provided the comparative data. The Board was provided with a description of the methodology used by Lipper to select the closed-end funds in the Fund's Performance Universe. The Board noted that the Fund has performed better than the median in its Performance Universe for most periods, and ranked first in the Performance Universe for the most recent periods.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees, fee waivers/caps and/or expense reimbursements and actual total expenses of the Fund (including and excluding investment-related expenses and taxes). It also considered comparisons of these fees to the expense information for the group of funds that was

Credit Suisse Asset Management Income Fund, Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (unaudited) (continued)

determined to be the most similar to the Fund (the "Expense Group") and to the median expenses of a broader universe of relevant funds (the "Expense Universe"), which comparative data was provided by Lipper. The Board was provided with a description of the methodology used by Lipper to select the closed-end funds in the Fund's Expense Group and Expense Universe. The Board noted that the overall expense ratio of the Fund was lower than the median overall expense ratio of its Expense Group and Expense Universe, including and excluding investment-related expenses and taxes.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreement for the Fund.

Investment Advisory Fee Rate

The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board noted that Credit Suisse had contractually agreed to base its current advisory fee upon the lower of the Fund's average weekly stock price or its average weekly net assets.

Additionally, the Board received and considered information comparing the Advisory Agreement Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rate) with those of the other funds in its Expense Group and Expense Universe. The Board noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arm's length. The Board noted that the combined rate of investment advisory and administration fees for the Fund was lower than the median rate of the Fund's Expense Group and Expense Universe. The Board concluded that these factors supported the Advisory Agreement Rate and approved the Advisory Agreement for the Fund.

Profitability

The Board received and considered an estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate, as well as on other relationships between the Fund and Credit Suisse and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

The Board observed that the Advisory Agreement Rate does not offer breakpoints. However, the Board considered the diminished impact of economies of scale in the context of a closed-end fund and concluded that the fees were fair and equitable based on relevant factors.

Information about Services to Other Clients

The Board received and considered information about the nature and extent of services and fee rates offered by Credit Suisse to other clients, including other registered investment companies, separate accounts and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board concluded that the Advisory Agreement Rate was reasonable, given the nature and extent of services provided and comparison with rates offered to other clients. In this regard, where rates offered to other clients are appreciably

Credit Suisse Asset Management Income Fund, Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (unaudited) (continued)

lower, the Board concluded, based on information provided by Credit Suisse, that the costs associated with managing and operating a registered, closed-end high yield bond fund, compared with other clients and other funds, provided a justification for the higher fee rates charged to the Fund.

Other Benefits to Credit Suisse

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of Credit Suisse with the Fund and benefits potentially derived from an increase in the business of Credit Suisse as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review, and detailed fund performance reports, and confers with the chief investment officer of the Fund at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreement.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Chairman of the Board of Directors; Nominating and Audit Committee Member	Chairman since 2005 and Director since 1990; current term ends at the 2010 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	35	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Terry Fires Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1958)	Director; Nominating and Audit Committee Member	Since 2006; current term ends at the 2010 annual meeting	Currently retired. Consultant to Chartwell Investment Partners from March 2002 to March 2003; Co-founder and Managing Partner of Chartwell Investment Partners from April 1997 to March 2002.	2	None

James Cattano c/o Primary Resources, Inc. Executive Office 5100 Tamiami Trail N. Naples, FL 34103 (1943)	Director; Audit and Nominating Committee Member	Since 2006; current term ends at the 2008 annual meeting	President, Primary Resouces, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996.	7	None

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 (1943)	Director, Audit Committee Chairman and Nominating Committee Member	Since 1990; current term ends at the 2009 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972.	6	Director, Winthrop Trust Company.

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Director, Audit and Nominating Committee Member	Since 2005; current term ends at the 2008 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	35	Director of iCAD, Inc. (surgical and medical instruments and apparatus company);
					Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director

Lawrence D. Haber* c/o Credit Suisse Asset Management, LLC. Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1951)	Director, Chief Executive Officer and President	Since 2006; current term ends at the 2009 annual meeting	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.	7	None

*  Mr. Haber is an "interested person" of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act") by virtue of his current position as an officer of Credit Suisse.

Name, Address (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

Martha B. Metcalf Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Chief Investment Officer	Since 2005	Managing Director; Associated with Credit Suisse since 2005; Managing Director and Portfolio Manager of Invesco from 2000 to 2005; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse. Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

**  The officers of the Fund shown are officers that make policy decisions.

Credit Suisse Asset Management Income Fund, Inc.

Tax Information

December 31, 2007 (unaudited)

Important Tax Information for Shareholders

In January 2008, the Fund will report on Form 1099-DIV the tax status of all distributions made during the calendar year 2007. Shareholders should use the information on Form 1099-DIV for their income tax returns.

Please consult your Tax Advisor if you have any questions concerning the above information.

Credit Suisse Asset Management Income Fund, Inc.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

• By calling 1-800-293-1232

• On the Fund's website, www.credit-suisse.com/us

• On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Credit Suisse Asset Management Income Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse Asset Management Income Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada) (781) 575-3100 (Outside U.S. and Canada) Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse Asset Management Income Fund, Inc.
c/o Computershare
P.O. Box 43078
Providence, Rhode Island 02940-3078
All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Single Country
The Chile Fund, Inc. (AMEX: CH)
The First Israel Fund, Inc. (AMEX: ISL)
The Indonesia Fund, Inc. (AMEX: IF)

Multiple Country
The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF)
The Latin America Equity Fund, Inc. (AMEX: LAQ)

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK)
Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request — Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Absolute Return Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Short Duration Bond Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

  CIK-AR-1207

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2007. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2007.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2006 and December 31, 2007.

	2006	2007
Audit Fees	$40,500	$41,700
Audit-Related Fees(1)	$3,245	$3,340
Tax Fees(2)	$2,500	$2,580
All Other Fees	—	—
Total	$46,245	$47,620

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,245 in 2006 and $3,340 in 2007).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2006 and December 31, 2007.

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

2

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended December 31, 2006 and December 31, 2007:

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2006 and December 31, 2007 were $5,745 and $5,920, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the committee are Enrique R. Arzac, Terry Bovarnick, James Cattano, Lawrence Fox and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

4

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the

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Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

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•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

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Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

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Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are

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lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

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Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

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Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote

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for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the

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private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

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Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check

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preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

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Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

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401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2007

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of the Credit Suisse Asset Management Income Fund, as of December 31, 2007, is set forth below.

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Martha B. Metcalf Chief Investment Officer Since 2005	Managing Director; Associated with Credit Suisse since 2005; Managing Director and Portfolio Manager of Invesco from 2000 to 2005; Officer of other Credit Suisse Funds

Date of Birth: 04/09/65

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Ms. Metcalf and the total assets managed within each category as of December 31, 2007.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Martha Metcalf	4	$631.2 million	3	$143 million	7	$867 million

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may

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include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Ms. Metcalf is compensated for her services by Credit Suisse.  Her compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account.  The factors taken into account in determining her bonus include the Fund’s performance, assets held in the Fund and other accounts managed by her, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Securities Ownership.  As of December 31, 2007, Ms. Metcalf did not own any shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 3, 2008.

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Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	March 6, 2008

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	March 6, 2008

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